UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 7, 2017

_____________________________________________________________________

KNIGHT TRANSPORTATION, INC.

(Exact name of registrant as specified in its charter)

Arizona	001-32396	86-0649974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20002 North 19th Avenue, Phoenix, AZ	85027
(Address of principal executive offices)	(Zip Code)

(602) 269-2000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On Thursday, September 7, 2017, Knight Transportation, Inc., (the “Company”), held a special meeting of its stockholders (the “Special Meeting”) to vote on the proposals identified in the definitive joint proxy statement/prospectus, dated August 9, 2017, which was first mailed to the Company’s stockholders on or about August 9, 2017 (the “Proxy Statement”).

A total of 75,353,715 shares of the Company’s common stock, out of a total of 80,649,971 shares of common stock outstanding and entitled to vote as of the close of business on July 12, 2017 (the record date for the Special Meeting), were present in person or represented by proxy. A summary of the voting results for the following proposals, each of which is described in detail in the Proxy Statement, is set forth below.

Proposal No. 1:	The Company’s stockholders approved the Agreement and Plan of Merger, dated as of April 9, 2017, by and among the Company, Swift Transportation Company (“Swift”) and Bishop Merger Sub, Inc. and the merger and other transactions contemplated thereby. The results of the vote were as follows:

For	Against	Abstentions	Broker Non-Votes
75,222,273	5,254	126,188	—

Proposal No. 2:	The Company’s stockholders approved the proposal to amend Swift’s certificate of incorporation to provide for the classification of the combined company board of directors into three classes of directors with staggered terms of office. The results of the vote were as follows:

For	Against	Abstentions	Broker Non-Votes
51,901,803	23,436,750	15,162	—

Proposal No. 3:	The Company’s stockholders approved the proposal to amend Swift’s certificate of incorporation to provide that stockholders of the combined company may take action by written consent, in lieu of a meeting if such action is passed by a unanimous written consent signed by all stockholders entitled to vote. The results of the vote were as follows:

For	Against	Abstentions	Broker Non-Votes
60,513,987	14,824,193	15,535	—

Proposal No. 4:	The Company’s stockholders approved the proposal to adjourn the special meeting to another date and place if necessary or appropriate to solicit additional votes in favor of Proposals 1, 2 and 3. The results of the vote were as follows:

For	Against	Abstentions	Broker Non-Votes
62,607,656	12,527,335	218,724	—

Adjournment of the Special Meeting was not necessary or appropriate because there were sufficient votes in favor of Proposals 1, 2 and 3 at the time of the Special Meeting.

Proposal No. 5:	The Company’s stockholders approved, on a non-binding, advisory basis, the compensation that may become payable to the Company’s named executive officers that is based on or otherwise relates to the transactions contemplated by the merger agreement. The results of the vote were as follows:

For	Against	Abstentions	Broker Non-Votes
74,590,864	744,968	17,883	—

Item 8.01.	Other Events.

On September 7, 2017, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99 and incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99	Press Release of Knight Transportation, Inc., dated September 7, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHT TRANSPORTATION, INC.

Date: September 7, 2017	By:	/s/ Adam W. Miller
Adam W. Miller
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release of Knight Transportation, Inc., dated September 7, 2017